UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. Hartford Plaza Hartford, Connecticut		06115-1900

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 26, 2006, The Hartford Financial Services Group, Inc. issued its Investor Financial Supplement (“IFS”) relating to its financial results for the three months ended December 31, 2005. A copy of the IFS is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Additionally, The Hartford issued a Supplemental Analysis Data package to assist investors’ review and analysis. A copy of the Supplemental Analysis Data package is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.
99.1	Investor Financial Supplement of The Hartford Financial Services Group, Inc. for the three months ended December 31, 2005

99.2	Supplemental Financial Analysis Data of The Hartford Financial Services Group, Inc. for the three months ended December 31, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: January 30, 2006	By: /s/ Robert J. Price
Name: Robert J. Price
Title: Senior Vice President and Controller